Retirement and Deferred Compensation Plans - Changes in Fair Value of Pension Assets Measured Using Level 3 Inputs (Details) - Common contractual funds and insurance contracts - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Change in Plan Assets
Fair value of plan assets, beginning of year	$ 92.0	$ 104.9
Transfers	27.3	0.0
Actual return on plan assets	13.9	(2.2)
Purchases, sales and settlements, net	(2.1)	0.0
Currency exchange rate changes	(4.9)	(10.7)
Fair value of plan assets, end of year	$ 126.2	$ 92.0